SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 17, 2005

SOFTBRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51118	41-2021446
(State or other jurisdiction or incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Meridian Crossings, Suite 800 Minneapolis, Minnesota		55423
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (612) 851-1500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into Material Definitive Agreement.  On August 17, 2005, SoftBrands, Inc. (the “Company”) closed on the sale of 18,000 shares of its Series C Convertible Preferred Stock and warrants to purchase 1,200,000 shares of common stock for gross sales proceeds of $18,000,000.  In connection with such sale, the Company entered into the following material agreements, or amended agreements:

1.  Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock (the “Certificate of Designations”).  The Certificate of Designations constitutes an amendment to the Company’s Certificate of Incorporation that defines the rights of the Series C Convertible Preferred Stock (the “Series C Stock”).  The Certificate was adopted by the Board of Directors of the Company, was filed with the Secretary of State of the State of Delaware on August 17, 2005, and is described under Item 5.02 of this Form 8-K.

2. Series C Convertible Preferred Stock and Warrant Purchase Agreement dated as of August 17, 2005 among SoftBrands, Inc., ABRY Mezzanine Partners, L.P. and Capital Resource Partners IV, L.P. (the “Purchase Agreement”).  The Purchase Agreement, executed August 17, 2005, provides for the purchase by ABRY Mezzanine Partners, L.P. (“ABRY”) of 15,000 shares of Series C Stock and warrants to purchase 1,000,000 shares of common stock for $15,000,000 and for the purchase by Capital Resource Partners IV, L.P. (“CRP” and with ABRY, the “Investors”) of 3,000 shares of Series C Stock and warrants to purchase 200,000 shares of common stock for $3,000,000.  The Purchase Agreement also:

•                  Contains representations and warranties of the Company traditional for such agreements;

•                  Contains representations of ABRY and CRP regarding investment intent and similar matters;

•                  Contains conditions to the closing of the sale which occurred on August 17, 2005;

•                  Contains negative covenants by the Company prohibiting it, without the consent of the holders of a majority of the Series C Stock, from:

•                  using the proceeds from the sale except to repay debt and pay fees and expenses of the sale, and provided that debt is repaid, for acquisitions and working capital;

•                  completing a sale of the Company prior to August 17, 2008 unless the sale generates consideration to the Investors from the sale and from accrued dividends of at least 175% of the invested amount of such Investors, or after August 17, 2008 unless the holders of Series C Stock receive at least the redemption value of such stock;

•                  borrowing money to the extent that the ratio of the Company’s indebtedness for borrowed money to EBITDA exceeds 2 to 1;

•                  completing any single acquisition for more than $5 million; and

•                  entering into agreements that cause violation of the investment documents, represent transactions with affiliates without board approval, sell stock of subsidiaries, or materially alter its principal line of business;

•                  Contains affirmative covenants to:

•                  use reasonable efforts to obtain and maintain exchange or Nasdaq listing;

•                  maintain properties, corporate existence, insurance, books and records and intellectual property, pay taxes, comply with law, maintain a reservation of common stock covering conversion rights and file SEC reports;

•                  Requires delivery to the investors of annual, quarterly and monthly financial information and annual budgets, as well as access to other information

•                  Provides for a right of first refusal to purchase a pro rata portion, based on fully-diluted ownership, of any issuances by the Company of its equity securities in private transactions, except issuances under existing employee benefit plans or issuances pursuant existing options, warrants or convertible securities, dividends, stock splits and similar issuances, issuances in equipment leasing and debt financings or strategic or collaborative arrangements up to 1% of fully-diluted common stock outstanding, or in acquisitions otherwise permitted;

•                  Provides for board representation and visitation rights;

•                  Required each of the executive officers and members of the Board of the Company to commit not to sell securities of the Company until 90 days after exchange listing;

•                  Contains an appointment right to cause the Company to retain an investment banker to assist the Company in soliciting interest in and, subject to approval and direction of the board, consummate a sale of the Company if the Series C Stock has not been redeemed or converted before August 17, 2012, or in the event of breach of provisions of the Certificate of Designations, or certain of the covenants in the Purchase Agreement; and

•                  Contains indemnity provisions for losses caused by breaches of representations or covenants in the agreement.

3. Stock Purchase Warrant dated August 17, 2005 (a “Warrant”).  On August 17, 2005 the Company executed and delivered to ABRY a Warrant to purchase 1,000,000 shares of the Company’s common stock, and executed and delivered to CRP a Warrant to purchase 200,000 shares of the Company’s common stock.  The Warrants are exercisable at a price of $2.11 per share until August 17, 2015 and contain cashless exercise provisions.  The exercise price of the Warrants is subject to adjustment on a weighted average basis if the Company issues securities (other than excepted issuances for benefit plans, existing convertible or exercisable securities, securities issued in bank financing, leasing, and strategic transactions and securities issued in acquisitions) at a price below the conversion price or below 80% of the market price on the date of issue.

4.  Amended and Restated Investor Rights Agreement dated August 17, 2005 among the Company, ABRY and CRP (the “Investor Rights Agreement”). The Investor Rights Agreement, executed on August 17, 2005, provides to the Investors the right to force the Company to file a registration statement on their behalf (a “demand right”) registering the resale of shares of common stock they hold or can acquire upon exercise or conversion, and to allow the Investors to participate in a registration statement filed by the Company (a “piggy-back right”). The Investor Rights Agreement provides (i) to CRP two demand rights that may be asserted at any time, and to ABRY two demand rights that may be asserted after August 17, 2007 or after the trading price of the

Company’s securities has exceeded $5.67, (ii) provides unlimited short-form demand rights, subject to offering size requirements, and (iii) provides unlimited piggy-back rights, subject to black-out periods and other restrictions.  The Investor Rights Agreement amends and restates the Investor Rights Agreement dated as of November 26, 2005 between the Company and CRP.

5.  Written Consent and Waiver dated August 17, 2005 between the Company and CRP (the “Written Consent”).  The Written Consent provides the consent of CRP, as the sole holder of the Company’s Series B Preferred Stock, to the sale of the Series C Stock, to the amendment of the Company’s Rights Agreement, and to any other participation rights relative to the sale of the Series C Stock and Warrants.  The Written Consent also amends the Senior Subordinated Secured Note and Warrant Purchase Agreement, dated as of November 26, 2002 between CRP and the Company, as previously amended (the “Note Purchase Agreement”) to provide that CRP’s rights to designate a member of the Company’s Board of Director’s, and to have visitation rights at Board meetings, shall not expire until CRP holds less than 20% of the common stock issued or issuable under the warrants to purchase 4,016,518 shares acquired by CRP under the Note Purchase Agreement.

6.  Payoff Letter dated August 17, 2005 by CRP (the “Payoff Letter”).  The Payoff Letter acknowledges termination, effective upon payment by the Company of the $12,000,000 principal amount, $224,000 accrued interest and $390,000 prepayment penalty referenced therein (all of which was paid on August 17, 2005), of the Company’s obligations under that certain Senior Subordinated Secured Note due 2008 in $20 million original principal amount issued under the Note Purchase Agreement, and release of the collateral securing such obligations.  In effect, the Payoff Letter terminates the Security Agreement dated as of November 26, 2002 between the Company and CRP, the subsidiary guarantees and that certain Debenture dated December 5, 2002 representing the security interest in assets of SoftBrands Europe Limited.

7.  First Amendment, dated as of August 17, 2005 (the “Rights Amendment”), to the Rights Agreement, dated as of November 26, 2002 (the “Rights Agreement”), between the Company and Wells Fargo Bank, National Association. The Rights Amendment, executed August 17, 2005, amends the Rights Agreement to provide that ABRY and its affiliates are “exempt persons” within the meaning of such Rights Agreement so that the acquisition by ABRY of a 10% or more beneficial interest in the Company’s common stock did not and will not cause ABRY to become an “acquiring person” that triggers the provisions of the Rights Agreement.

Item 3.01  Unregistered Sale of Securities.

(a)  On August 17, 2005, the Company sold 18,000 shares of its Series C Stock and Warrants to purchase 1,200,000 shares of its common stock

(c) The Series C Stock and Warrants were sold for $18,000,000 in cash, and the Company paid a $850,000 placement fee.

(d)  The Series C Stock and Warrants were sold in reliance upon the exemption contained in Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder. Neither the Company nor its selling agent used any form of general solicitation or general advertising in selling the securities.  The Purchase Agreement contains representations by each of the Investors that they purchased for investment and not with an intent or selling or distributing the Series C Stock or Warrants to the public, and similar acknowledgements as to the knowledge of such Investors of the restricted nature of the securities. The Series C Stock and Warrants contain a legend prohibiting their resale without registration or an available exemption from registration.

(e)  The Series C Stock, which has a face value of $1,000 per share, is convertible at any time at the election of the holder into shares of common stock at a price of $2.01 per share (at a ratio of 497.5 shares of common stock for each share of preferred stock).  The Company is obligated to pay cash for fractional shares and any accrued dividends.  The conversion price is subject to adjustment, on a weighted average basis, for issuances of common stock and common stock equivalents (subject to certain exceptions) at a price below the conversion price or 80% of market price.  The Company can force conversion of the Series C Stock at any time after August 17, 2007, provided that the market price of the Company’s common stock (as tested over a 30 day period) is equal to or greater than twice the conversion price and certain other conditions are met.  The Warrants may be exercised by the holder at any time prior to August 17, 2015 to purchase common stock at a price of $2.11 per share, subject to adjustment in the same manner as the conversion price of the Series C Stock.  A holder may exercise the warrants by canceling the warrant with respect to a number of shares of common stock as is equal to the aggregate exercise price of the shares with respect to which it is being exercised divided by the difference between the market price and the exercise price multiplied by the number of shares so cancelled.  The summary of the Certificate of Designations set forth in Item 5.03 of this Form 8-K is incorporated herein by reference.

Item 3.03  Material Modification of Rights of Security Holders.

(a)  On August 17, 2005, the Company executed the Rights Amendment excluding from the effects of the Rights Agreement, purchases by ABRY that cause ABRY to hold more than a 10% beneficial interest in the Company’s Common Stock.  The Rights Amendment effectively changes the rights of holders of common stock to receive and to exercise the Rights upon consummation of the sale of Series C Stock and Warrants to ABRY.

(b)  The terms of the Series C Stock provide for a preference in liquidation over the Company’s common stock, provide for payment of mandatory preferential dividends of 6% of its $1,000 face value per share per annum and participation on an as-converted basis in any dividends payable on the common stock, provide for a class vote of the Series C Stock for one director of the Company, and provide for a class vote of 75% of the Series C Stock on (i) any amendments to the Company’s Certificate of Incorporation or bylaws that adversely affects the Series C Stock, (ii) any authorization or issuance, directly or through reclassification or business combination, of any new class of stock or debt convertible into, exchangeable for or having rights to purchase stock, that has a dividend or liquidation preference over the Series C Stock, and (iii) the payment of dividends on, or redemption of, the Company’s Common Stock or any other class.  Further, the conversion price adjustment provisions of the Series C Stock could cause further dilution in the ownership of holders of common stock.  The description of the Certificate of Designations set forth in Item 5.03 of this Form 8-K is incorporated herein by reference.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)  Effective upon closing of the sale of the Series C Stock and Warrants on August 17, 2005, John Hunt was elected a member of the Board of Directors of the Company.  Mr. Hunt is a partner in ABRY Mezzanine Holdings, LLC, which is the general partner of ABRY Mezzanine Investors, L.P., which in turn is the general partner of ABRY Mezzanine Partners, L.P. (“ABRY”), the purchaser of $15 million of the Series C Stock and Warrants pursuant to the Purchase Agreement.  Mr. Hunt was appointed director as a representative of holders of the Series C Stock in accordance with the class voting rights of the Series C Stock contained in Section 5B of the Certificate of Designations and in accordance with section 8.6 of the Purchase Agreement.  Mr. Hunt has not yet been appointed to any committees of the Board of Directors.  As indicated under Item 1.01 of this Form 8-K, ABRY acquired 15,000 shares of Series C Stock and warrants to purchase 1,000,000 shares of common stock on August 17, 2005.  In connection with its purchase, ABRY received a financing fee of $150,000 and the Company has committed to reimburse ABRY for costs, including costs of counsel, of up to $350,000.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)  In accordance with resolutions adopted by its Board of Directors and authority contained in Section 4 of its Restated Certificate of Incorporation, as previously amended, on August 17, 2005, the Company filed the Certificate of Designations creating a new class of 20,027 shares of Series C Convertible Preferred Stock (the “Series C Stock”).  The Certificate of Designations provides for:

•                  Dividends, payable whether or not earned, of 6% of the $1,000 face value of the Series C Stock per annum, and payable on June 30 and December 31 of each year;

•                  Participation on an “as converted basis” in dividends on other classes of stock;

•                  A preference in any distributions upon liquidation of the Company before payments on common stock or other classes of securities, but pari passu with the series B convertible preferred stock, equal to the greater of (i) the face amount plus accrued dividends, or (ii) consideration that would be payable if the Series C Stock had been converted into common stock, plus accrued dividends;

•                  Redemption of the Series C Stock at the option of the Company, at the face value per share plus accrued dividends, commencing after August 17, 2007, provided that:

•                  The market price of the Company’s common stock, based on a 30 day average preceding notice, is equal to at least twice the conversion price;

•                  The monthly trading volume during such 30 day measurement period is at least 95% of average monthly trading volume during the preceding 90 days;

•                  The amount called for redemption does not exceed 75% of such monthly trading volume; and

•                  The Company has filed and caused to become effective a registration statement covering the resale of shares of common stock issued upon conversion;

•                  Mandatory redemption of the Series C Stock upon a change of control approved by the Board of Directors of the Company;

•                  Voting on an as-if converted basis with common stock, except that

•                  Holders of Series C Stock have the right, by majority vote, to elect one member of the Board of Directors;

•                  Holders of Series C Stock have the right, by vote of holders of 75% of the Series C Stock, to:

•                  approve amendments to the company’s certificate of incorporation and bylaws that adversely effect the Series C Stock;

•                  approve the issuance or authorization, directly or through reclassification, of any new stock or debt with equity features that has a preference as to liquidation or dividends over the Series C Stock;

•                  approve amendments to the Certificate of Designation; and

•                  approve the payment of any dividend on, or redemption of, any other class of equity securities;

•                  Convertible at any time into common stock at price of $2.01 per share subject to:

•                  traditional adjustment for stock splits, dividends, combinations;

•                  broad based, weighted average price anti-dilution adjustment for

•                  shares and share equivalents (other than excluded issuances) issued by the Company for less than the conversion price;

•                  shares and share equivalents (other than excluded issuances)  issued by the Company for less than 80% of the market price (based on a 30 day average);

•                  exclusion for shares and share equivalents issued under employee benefit plans, existing options, warrants and convertible securities, acquisitions approved by the ABRY director, and bank, equipment financing and joint venture arrangements totaling up to 1% of common stock outstanding.

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits

3.1	Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock

4.1	Form of Stock Purchase Warrant dated August 17, 2005

4.2	First Amendment, dated as of August 17, 2005 (the “Rights Amendment”), to the Rights Agreement, dated as of November 26, 2002, between SoftBrands, Inc. and Wells Fargo Bank, National Association

10.1	Series C Convertible Preferred Stock and Warrant Purchase Agreement dated as of August 17, 2005 among SoftBrands, Inc., ABRY Mezzanine Partners, L.P. and Capital Resource Partners IV, L.P.

10.2	Amended and Restated Investor Rights Agreement dated August 17, 2005 among SoftBrands, Inc., ABRY Mezzanine Partners, L.P. and Capital Resource Partners IV, L.P.

10.3	Written Consent and Waiver dated August 17, 2005 between SoftBrands, Inc. and Capital Resource Partners IV, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 22, 2005

SOFTBRANDS, INC.

/s/ David G. Latzke
David G. Latzke, Senior Vice President, Chief
Financial Officer and Secretary